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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 1, 2007

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-23489                52-1309227
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)

      1820 N. Fort Myer Drive, Arlington, VA                     22209
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code (703) 292-5210

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On January 1, 2007, Access Worldwide Communications, Inc. (the "Company") entered into new three (3) year employment agreements (individually, the "Employment Agreement") with four members of its executive team. Shawkat Raslan, Chairman, President and Chief Executive Officer, Richard Lyew, Executive Vice President and Chief Financial Officer, Ted Jordan, Senior Vice President and Chief Information Officer and Mark Wright, Secretary and General Counsel (each referred to individually as "Employee"). Mr. Raslan is entitled to a minimum base salary of $250,000 per year and standard key employee health and other benefits. Mr. Lyew is entitled to a minimum base salary of $200,000 per year and standard key employee health and other benefits. Mr. Jordan is entitled to a minimum base salary of $200,000 per year and standard key employee health and other benefits. Mr. Wright is entitled to a minimum base salary of $150,000 per year and standard key employee health and other benefits. Each Employee is eligible to receive a discretionary bonus which must be approved by the Compensation Committee of the Board of Directors. If an Employee is terminated without cause, prior to the end of the term of his Employment Agreement, the Employee is entitled to a severance benefit equal to nine (9) months base salary paid in the same periodic installments as the Employee's annual base salary. If the Employee is terminated by the Company for cause, the Employee will not receive any severance, and will be paid at the annual base rate accrued to the date of such termination. Each Employment Agreement also includes other terms and conditions, which include, but are not limited to terms related to confidential information, unfair competition, non-interference, and assignment during consolidation or merger.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1 Employment Agreement, effective January 1, 2007, by and between Access Worldwide Communications, Inc and Shawkat Raslan.

99.2 Employment Agreement, effective January 1, 2007, by and between Access Worldwide Communications, Inc. and Richard Lyew

99.3 Employment Agreement, effective January 1, 2007, by and between Access Worldwide Communications, Inc. and Mark Wright

99.4 Employment Agreement, effective January 1, 2007, by and between Access Worldwide Communications, Inc. and Ted Jordan

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)


Date: January 5, 2007                      By /s/ MARK WRIGHT
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                                              Mark Wright
                                              General Counsel, Secretary

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